UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 12, 2023

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2023, TPG Inc. (“TPG”) and certain of its affiliated entities (the “TPG Parties”) entered into a transaction agreement (the “Transaction Agreement”) with Angelo, Gordon & Co., L.P. and AG Funds L.P. (collectively, “Angelo Gordon”) and certain of their affiliated entities (together with Angelo Gordon, the “Angelo Gordon Parties”) pursuant to which TPG has agreed to acquire Angelo Gordon on the terms and subject to the conditions set forth in the Transaction Agreement (the “Transaction”).

The Transaction Agreement provides for closing consideration of (i) an estimated $970 million in cash (based on an assumed level of net cash and current assets of Angelo Gordon) and (ii) up to 62.5 million common units (“Common Units”) of the TPG Operating Group II, L.P. (the “Acquiror”), an indirect subsidiary of TPG (including an equal number of shares of Class B common stock of TPG (“Class B Shares”)) and restricted stock units of TPG, in each case, subject to the adjustments set forth in the Transaction Agreement. In addition, upon the satisfaction of certain fee-related revenue targets during the period beginning on January 1, 2026 and ending on December 31, 2026, the Angelo Gordon Parties will be entitled to an earnout payment of up to $400 million (the “Earnout Payment”). The Earnout Payment is payable, at TPG’s election, subject to certain limitations set forth in the Transaction Agreement, in cash, Common Units (including an equal number of Class B Shares), or a combination thereof.

Pursuant to the Transaction Agreement, the TPG Board of Directors, with the consent of TPG GP A, LLC (“TPG GP”), intends to appoint a senior Angelo Gordon partner, as mutually agreed by both Acquiror and a representative of the Angelo Gordon Parties, to the TPG Board of Directors promptly following the closing of the Transaction (the “Closing”).

The parties to the Transaction Agreement have made customary representations, warranties, covenants and indemnification obligations in the Transaction Agreement.

The Closing is subject to certain customary closing conditions for a transaction of this nature, including, among others: (i) the making of required filings with governmental authorities, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the receipt of approval, consent, authorization, clearance or the expiration or termination of waiting periods and extensions thereunder and (ii) with respect to the TPG Parties, (a) the receipt of consent of investment funds or other vehicles managed by Angelo Gordon Parties representing 85% of such parties’ run rate revenue to the “assignment” (as defined in the Investment Advisers Act of 1940) of their client contracts and certain other consents, (b) the receipt of acknowledgments, joinders and other agreements by each of the Angelo Gordon partners and the retention at Closing of certain identified senior partners and at least 80% of other senior partners and (c) the effectuation of certain pre-closing reorganization transactions by the TPG Parties and the Angelo Gordon Parties.

The Transaction Agreement may be terminated by either party if the Closing does not occur on or before April 1, 2024. The Transaction Agreement also provides for certain other termination rights, including the right of the applicable TPG Parties and Angelo Gordon Parties to terminate the Transaction Agreement (i) by mutual written consent at any time prior to the Closing; (ii) upon the issuance of a final and non-appealable governmental order, the enactment of law or taking of other action permanently enjoining the Closing (subject to certain conditions); and (iii) following a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the applicable party to the Transaction Agreement that would cause the closing conditions not to be satisfied and that has not been waived or cured within a certain period of time. The Transaction Agreement may also be terminated by the applicable Angelo Gordon Parties if the requisite consent of TPG stockholders is not delivered within two business days after the execution and delivery of the Transaction Agreement.

The Transaction Agreement further contemplates that, at the Closing, certain Angelo Gordon Parties will enter into (i) an Amended and Restated Investor Rights Agreement, which sets forth certain transfer restrictions and customary registration rights with respect to the shares of Class A common stock of TPG (“Class A Shares”), Class B Shares and Common Units, (ii) an Amended and Restated Exchange Agreement (“A&R Exchange Agreement”), which sets forth the terms upon which each Common Unit will be exchangeable (a) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (b) at the applicable TPG Party’s election, for one Class A Share and (iii) an Amended and Restated Tax Receivable Agreement, pursuant to which, among other things, TPG (or its wholly-owned subsidiaries) will agree to pay to the beneficiaries thereof 85% of the benefits, if any, that are realized, or deemed to be realized, as a result of (A) adjustments to the tax basis of the assets of the Acquiror and its consolidated subsidiaries as a result of certain exchanges of Common Units and (B) certain other tax benefits.

The Class B Shares to be issued in connection with the Transaction will be issued upon TPG’s Amended and Restated Certificate of Incorporation becoming effective. Pursuant to the A&R Exchange Agreement, the number of Common Units that may be exchanged into cash or Class A Shares will be limited to those representing 19.99% of the Class A Shares, nonvoting Class A common stock of TPG (the “nonvoting Class A Shares”) and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails a definitive Schedule 14C Information Statement (the “Information Statement”) with respect to the required approval by TPG stockholders in accordance with Nasdaq Rule 5635(a). TPG’s Amended and Restated Certificate of Incorporation and the Information Statement are each described in Item 5.07 below.

The foregoing description of the Transaction Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated herein by reference.

The Common Units and Class B Shares issuable in connection with the Transaction Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, including Regulation D, and/or Regulation S, as applicable.

Item 5.07.	Submission of Matters to a Vote of the Security Holders

On May 12, 2023, TPG GP, the beneficial owner of 50,847 Class A Shares and 228,652,641 Class B Shares, representing approximately 94.9% of the voting power of the outstanding shares of Class A Shares and Class B Shares, executed and delivered a written consent approving (i) the issuance of Common Units that, if exchanged into Class A Shares, would equal or exceed 20% of the Class A Shares, nonvoting Class A Shares and Class B Shares outstanding immediately prior to the Closing and (ii) certain amendments to the Amended and Restated Certificate of Incorporation of TPG relating to the pre-closing reorganization transactions of certain TPG Parties and the issuance of additional Class B Shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to the terms of the Transaction Agreement, TPG will prepare and file with the SEC, and thereafter mail to its stockholders who did not take action by written consent, the Information Statement.

Item 7.01.	Regulation FD Disclosure

On May 15, 2023, TPG and Angelo Gordon issued a joint press release announcing, among other things, the parties’ entry into the Transaction Agreement. The joint press release is furnished as Exhibit 99.1 to this report.

On May 15, 2023, TPG posted an investor presentation to its website, https://www.tpg.com, and will hold a conference call with analysts and investors regarding the Transaction. The presentation is furnished as Exhibit 99.2 to this report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This report may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the expected Closing and terms of the Transaction Agreement.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the Transaction and the integration of the Angelo Gordon business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information about the Transaction

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proxies will not be solicited in connection with the Transaction. TPG will file relevant materials with the SEC, including an Information Statement. The Information Statement and other materials filed with the SEC will include important information regarding the Transaction and the issuance of Common Units and Class B Shares in connection with the Transaction. Our public stockholders are encouraged to read the Information Statement and other materials that we file with the SEC when they become available because they will contain important information about the transaction and related matters. You will be able to obtain the Information Statement as well as other filings containing information about TPG free of change at www.sec.gov. Copies of the Information Statement and other filings with the SEC can also be obtained, free of charge, on TPG’s website at shareholders.tpg.com or by requesting such information from the Corporate Secretary at TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Transaction Agreement, dated May 14, 2023, among TPG Inc., TPG Operating Group II, L.P., TPG GP A, LLC, Angelo, Gordon & Co., L.P., AG Funds, L.P., AG Partner Investments, L.P., Alabama Investments (Parallel) Founder A L.P., Alabama Investments (Parallel) Founder G L.P., Alabama Investments (Parallel), LP, AG GP, LLC and Michael Gordon 2011 Revocable Trust.

99.1	Joint Press Release, dated May 15, 2023.

99.2	Investor Presentation, dated May 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules (and similar attachments) to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule (or similar attachment) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG Inc.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: May 15, 2023